GOLDMAN SACHS FUNDS

================================================================================
TAX-FREE FUNDS                             Semiannual Report April 30, 1998
================================================================================

                                           High current income potential

                                           from portfolios that invest primarily

                                           in municipal securities.



                                   [GRAPHIC]




                                                                         [LOGO]
                                                                         Goldman
                                                                         Sachs

Goldman sachs Tax-Free Funds

Market Overview



Dear Shareholders,

Interest in fixed income securities surged during the period under review. Investors seeking more stable ground in the wake of Asian market weakness demonstrated renewed interest in the fixed income arena. The laws of supply and demand also worked in bonds' favor, as diminishing supply helped drive bond prices upward. In total, investors placed approximately $38.9 billion into bond funds over the six-month period ended April 30, 1998 alone -- slightly less than
1.4 times the amount invested in all of 1997.*

     o Domestic and International Factors Renewed Interest in Bonds -- In the immediate aftermath of the Asian financial crisis, bond prices surged as investors sought a safe haven from global equity markets. Also contributing to the steady increase in bond prices was the diminishing supply of both Treasuries and tax-free municipal bonds, in part due to a paring of the federal budget deficit. The late-year rally capped off a strong year for the bond market, and by January, the yield on the 30-year Treasury bond had fallen to its lowest level since it was first issued approximately 20 years ago.

     o Bonds Maintained Their Rally into Early 1998, Despite Tapering Investor Interest -- Factors influencing this rally included investor satisfaction with the relative stability of the U.S. market and the belief that Asia would have a cooling effect on the economy. Popular theory held that these two factors would negate the potential for the Federal Reserve Board to increase interest rates. However, as the period under review neared to a close, it became apparent that the impact from Asia was less severe than originally anticipated. Investor interest in domestic bonds waned somewhat as volatility in overseas markets subsided.

     o Outlook: Near-Term Prospects for the Bond Markets Are Positive -- Near term, the outlook for the bond market is dependent on the fortunes of the Japanese and Asian financial sectors. We expect interest rates to remain relatively stable, as positive trends counter any Asian influences. Credit-related fixed income sectors should perform well in this environment, as low interest rates spur both profit growth and investor enthusiasm for yield. As is always the case, however, all fixed income sectors remain susceptible to interest rate surprises, earnings disappointments and policy shortfalls, despite these generally positive trends.

          We encourage you to maintain your long-term investment program, and look forward to serving your investment needs in the years ahead.

          Sincerely,

          /s/ David B. Ford                /s/ John P. McNulty

          David B. Ford                    John P. McNulty
          Co-Head, Goldman Sachs           Co-Head, Goldman Sachs
          Asset Management                 Asset Management


          /s/ Sharmin Mossavar-Rahmani

          Sharmin Mossavar-Rahmani
          CIO Fixed Income Investments,
          Goldman Sachs Asset Management


          May 29, 1998



          *Source: The Investment Company Institute

                                                    GOLDMAN SACHS TAX-FREE FUNDS


Fixed Income Investment Process


With our fixed income
portfolios, we seek consistent,
strong performance. We actively
manage our funds within
a research-intensive, risk-
controlled framework instead
of attempting to anticipate
interest rate movements.


================================================================================
                         Fixed Income Security Selection
================================================================================

                                        1
                                    Security
                                    Selection

--------------------------------------------------------------------------------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.





                                        2
                                     Sector
                                   Allocation

--------------------------------------------------------------------------------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.


                                        3
                                   Yield Curve
                                   Strategies

--------------------------------------------------------------------------------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

FUND BASICS

Short Duration Tax-Free Fund
as of April 30, 1998


                             Assets Under Management
                             -----------------------
                                  $47.2 Million
                             -----------------------


                                 NASDAQ SYMBOLS

                                 Class A Shares
                             -----------------------
                                      GSDTX
                             -----------------------


                                 Class B Shares
                             -----------------------
                                      GSDBX
                             -----------------------


                                 Class C Shares
                             -----------------------
                                      GSTCX
                             -----------------------


                              Institutional Shares
                             -----------------------
                                      GSDUX
                             -----------------------


                                 Service Shares
                             -----------------------
                                      GSTAX
                             -----------------------


================================================================================
PERFORMANCE REVIEW
================================================================================

                       Fund Total      30-Day                      Lehman
                        Return        Taxable       30-Day         3-Year
October 31, 1997-      based on      Equivalent       SEC           Muni
April 30, 1998          NAV)(1)       Yield(2)      Yield(3)      Index(4)
--------------------------------------------------------------------------------
Class A                  1.81%         6.69%         3.96%         1.87%
Class B                  1.51%         5.81%         3.44%         1.87%
Class C                  1.53%          N/A           N/A          1.87%
Institutional            2.04%         7.26%         4.30%         1.87%
Administration           1.91%         6.82%         4.04%         1.87%
Service                  1.69%         6.42%         3.80%         1.87%

-------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day SEC yield by 1 minus the highest 1997 federal income tax rate of 40.8% (adjusted for the 3% phaseout of itemized deductions for individuals at high income levels).

(3) The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

(4) The Lehman 3-Year Municipal Bond Index does not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.


================================================================================
    SEC RETURNS
================================================================================

For the period
ending 3/31/98   Class A   Class B  Class C  Administration Institutional  Service
-----------------------------------------------------------------------------------
One Year(5)        N/A       N/A       N/A        5.92%        6.29%       5.55%

Five Years(5)      N/A       N/A       N/A         N/A         4.26%        N/A

Since Inception  3.48%(6)  0.65%(6)  1.65%(6)     3.96%(5)     4.52%(5)    4.51%(5)
                 (5/1/97)  (5/1/97) (8/15/97)    (5/20/93)    (10/1/92)   (9/20/94)
-----------------------------------------------------------------------------------

(5) The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV.

(6) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 3/31/98 was $10.34 and represents the NAV plus the maximum sales charge of 2%.

================================================================================
PORTFOLIO COMPOSITION AS OF 4/30/98(7)
================================================================================

Sector Allocation                                   Credit Allocation
--------------------------------------------------------------------------------
Revenue Bonds                   36.7%               AAA                  49.6%
Insured Revenue Bonds           11.7%               AA                   18.0%
General Obligations             18.1%               A                    24.2%
Insured General Obligations     11.8%               BBB                   8.2%
Pre-refunded                    20.7%
Variable Rate Demand Notes       1.0%
--------------------------------------------------------------------------------

(7) Percentages may not sum to 100% due to rounding. The Fund is actively managed and, as such, its composition may differ over time. The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW


Short Duration Tax-Free Fund


Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Short Duration Tax-Free Fund for the six-month period ended April 30, 1998.


          Performance Review: Good Performance Relative to Benchmark

          Over the six-month period ended April 30, 1998, the Fund's Institutional and Administration shares outperformed the 1.87% return of the Fund's benchmark, the Lehman 3-Year Municipal Bond Index. The Fund's Class A, Class B, Class C and Service shares, which have higher expenses, lagged the benchmark by a small margin.

          The Fund's generally positive performance relative to its benchmark was primarily due to our emphasis on higher yielding revenue bonds, as well as the successful selection of specific securities and relative value trades. As always, we did not make any bets on the direction of interest rates, but rather kept the Fund's duration (2.6 years as of April 30, 1998) in line with that of the benchmark (2.8 years), occasionally using Treasury futures to actively manage sector allocation. Additionally, yield curve strategies, in which we moved between bulleted and barbelled term structures as the yield curve flattened and steepened during the quarter, also contributed to performance. Bulleting entails focusing a fund's yield curve risk tightly around its benchmark's risk; a barbell strategy enables a fund to reach its target duration by holding securities with longer and shorter durations than the target. (It should be noted that since the yield curve mostly flattened, we spent most of the period bulleted at our duration target.)


          Municipal Market Performance

          The municipal market posted strong performance early in the period, offering relative stability compared with the taxable sector. The yield curve, however, continued to flatten in the absence of a Federal Reserve Board move on short-term interest rates. A by-product of the low-yield environment during this time was an increase in new issue volume. 1998 year-to-date supply through April 30, 1998 was 66% greater than the same period in 1997 (Source: The Bond Buyer). Additionally, at the end of the period covered by this report, the municipal market was about two weeks away from the largest municipal bond underwriting in history, the $3 billion Long Island Power Authority (LIPA) issue. The heavy supply, combined with the "deer-in-the-headlights" effect of LIPA, adversely affected muni market performance.


          Portfolio Composition

          Major changes to the portfolio's allocations during the period included a substantial decrease in revenue and insured revenue bonds (from 52.5% and 23.9%, respectively, on October 31, 1997 to 36.7% and 11.7% on April 30, 1998). These positions were replaced by general obligation bonds, insured general obligation bonds and pre-refunded bonds, all of which are typically higher quality. The sector shift was prompted by the dramatic tightening in credit and sector yield spreads (versus "riskless" generic AAA municipals). Most of the tightening occurred in the second half of 1997, and as a result, we emphasized higher quality securities during the last six months.

PERFORMANCE OVERVIEW


The Goldman Sachs
Short Duration Tax-Free Fund
seeks a high level of current
income, consistent with low
volatility of principal, that
is exempt from regular
federal income tax, primarily
through investments in
municipal securities.


          Portfolio Highlight

     o Sacramento County Housing Authority, California Multifamily Housing Revenue Bonds --Given recent Asian market turmoil, buyers have avoided bonds backed by Japanese letters of credit due to concerns over the credit quality of Japan's banks. However, analysts in Goldman, Sachs & Co.'s Credit Department have identified Japanese banks that they believe possess strong credit quality. Dai-Ichi Kangyo Bank is one example. A letter of credit from the bank secures Sacramento County, California Multifamily Housing Revenue bonds, which have a mandatory put in 2000. We were able to purchase the bonds at an option-adjusted spread of 85 basis points versus a AAA-rated bond, due to investors' reluctance to hold bonds backed by Japanese letters of credit.

          New Acquisition

     o $2 million Kearny New Jersey Tax Anticipation Notes of 1997-98 --The notes, which mature August 17, 1998, are rated investment grade, but below the approved level for money market funds (whose managers typically buy such securities). However, the credit story behind the notes is strong. In preparing its budget for fiscal 1998, the town of Kearny did not want to raise taxes, as it anticipated receiving monies under a lease. However, since the lease was being litigated, payments were not made -- and the budget was not approved. New Jersey maintains close oversight of its localities, and at the time of the note sale, was close to approving a budget for Kearny that included a tax increase. We believed action would be taken and that there was significant legal precedence to do so. The tax increase, along with other monies, would provide sufficient funds to retire the notes as scheduled. Thus, the notes, in our opinion, had adequate security and yet yielded a significant premium. Subsequently, the town did approve a budget containing a tax increase, and the State continues to watch Kearny closely.

          Portfolio Outlook

          The flat yield curve and tight spread environment dictate that we maintain our current strategies of bulleting and de-emphasizing lower quality sectors and securities. Additionally, as is always the case when investing in municipals, there are a variety of security-specific strategies and relative value trades that can be employed. We are currently overweight municipal price risk and hedged with U.S. Treasury futures -- essentially a strategy that anticipates the municipal market will outperform the taxable market in the next several months. In fact, given the expected principal and coupon cash flow that will enter the market this summer --estimates are between $75 to $100 billion --the technical outlook for municipals is improving.

          We thank you for your investment and look forward to your continued confidence.

          Sincerely,


          /s/ Benjamin S. Thompson              /s/ Elisabeth Schupf Lonsdale

          Benjamin S. Thompson                  Elisabeth Schupf Lonsdale
          Portfolio Manager, Goldman Sachs      Portfolio Manager, Goldman Sachs
          Short Duration Tax-Free Fund          Short Duration Tax-Free Fund

          May 29, 1998

FUND BASICS

Municipal Income Fund
as of April 30, 1998

                             Assets Under Management
                             -----------------------
                                   $83 Million
                             -----------------------


                                 NASDAQ SYMBOLS


                                 Class A Shares
                             -----------------------
                                      GSMIX
                             -----------------------


                                 Class B Shares
                             -----------------------
                                      GSMBX
                             -----------------------


                                 Class C Shares
                             -----------------------
                                      GSMUX
                             -----------------------


                              Institutional Shares
                             -----------------------
                                      GSMTX
                             -----------------------


                                 Service Shares
                             -----------------------
                                      GSMEX
                             -----------------------

================================================================================
PERFORMANCE REVIEW
================================================================================

                       Fund Total      30-Day                      Lehman
                         Return       Taxable       30-Day         3-Year
October 31, 1997-      (based on     Equivalent       SEC           Muni
April 30, 1998          NAV)(1)       Yield(2)      Yield(3)      Index(4)
--------------------------------------------------------------------------------
Class A                  3.02%         6.96%         4.12%         3.21%
Class B                  2.57%         6.01%         3.56%         3.21%
Class C                  2.63%         6.01%         3.56%         3.21%
Institutional            3.08%         7.72%         4.57%         3.21%
Service                  2.97%          N/A           N/A          3.21%

--------------------------------------------------------------------------------

(1) The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

(2) The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day SEC yield by 1 minus the highest 1997 federal income tax rate of 40.8% (adjusted for the 3% phaseout of itemized deductions for individuals at high income levels).

(3) The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

(4) The Lehman Brothers 15-Year Municipal Bond Index is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 5,000 municipal bonds, which are priced by Muller Data Corporation. Please note that the benchmark return reflects performance data from the Fund's first full month of operation (8/1/93), which does not directly correlate with the Fund's performance since its inception. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

================================================================================
SEC RETURNS
================================================================================

For the period
ending 3/31/98    Class A      Class B     Class C    Institutional    Service
--------------------------------------------------------------------------------
One Year(5)         6.30%       5.31%        N/A           N/A           N/A
Since Inception     5.39%(5)    6.39%(5)    4.09%(6)      5.85%(6)     5.61%(6)
                   (7/20/93)   (5/1/96)    (8/15/97)     (8/15/97)    (8/15/97)

--------------------------------------------------------------------------------

(5) The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 4.5% for Class A shares, and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years). The public offering price of the Class A shares on 3/31/98 was $15.95 and represents the NAV plus the maximum sales charge of 4.5%.

(6) The SEC Cumulative Total Return is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase).

================================================================================
PORTFOLIO COMPOSITION AS OF 4/30/98(7)
================================================================================

Sector Allocation                                      Credit Allocation
--------------------------------------------------------------------------------
Insured Revenue Bonds                38.9%             AAA               64.4%
Insured General Obligations          22.9%             AA                18.3%
Revenue Bonds                        22.0%             A                 10.6%
General Obligations                  14.0%             BBB                6.7%
Pre-refunded                          1.4%
Variable Rate Demand Notes            0.8%

--------------------------------------------------------------------------------

(7) Percentages may not sum to 100% due to rounding. The Fund is actively managed and, as such, its composition may differ over time. The percentages shown are of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades. These percentages may differ from those in the accompanying Statement of Investments, which reflects portfolio holdings as a percentage of net assets.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW


Municipal Income Fund


Dear Shareholders,

We are pleased to report on the performance of the Goldman Sachs Municipal Income Fund for the six-month period ended April 30, 1998.


          Performance Review: Underperformance Relative to Benchmark

          Over the six-month period ended April 30, 1998, the Fund's shares slightly underperformed the 3.21% return of its benchmark, the Lehman 15-Year Municipal Bond Index. The Fund's perfor-mance relative to the benchmark was primarily attributable to a current trade in the portfolio that overweights municipal price risk and hedges that price risk with U.S. Treasury futures contracts. Although period-end was clearly a low point in relative performance for municipals, we believe tax-exempts potentially will outperform taxables in the next several months.

          As always, we did not make any bets on the direction of interest rates during the period, but rather kept the Fund's duration (8.3 years as of April 30, 1998) in line with that of the Index (8.3 years). Municipal and Treasury futures contracts were occasionally used to manage sector allocation and duration.

          Municipal Market Performance

          The municipal market posted strong performance early in the period, offering relative stability compared with the taxable sector. The yield curve, however, continued to flatten in the absence of a Federal Reserve move on short-term interest rates. A by-product of the low-yield environment during this time was an increase in new issue volume. 1998 year-to-date supply through April 30, 1998 was 66% greater than the same period in 1997 (Source: The Bond Buyer). Additionally, at the end of the period covered by this report, the municipal market was about two weeks away from the largest municipal bond underwriting in history, the $3 billion Long Island Power Authority (LIPA) issue. The heavy supply, combined with the "deer-in-the-headlights" effect of LIPA, adversely affected muni market performance.

          Portfolio Composition

          Early in the period under review, we placed greater emphasis on higher quality, increasing the Fund's positions in insured bonds and reducing the Fund's position in revenue bonds. This position was maintained throughout the remainder of the period. With regard to specific bonds, during the latter portion of the period we increased our emphasis on general obligation bonds -- both insured and uninsured --and decreased the Fund's position in insured revenue bonds. We did so based on our belief that the municipal market has stopped pricing downgrade or default risk appropriately as a result of an ever-improving credit environment.

          Portfolio Highlight

     o Nelson, Kentucky Industrial Building Authority for Mabex Universal Corporation -- Mabex is a Japanese company that manufactures foam packaging for the electronics, television and agricultural industries. The Nelson plant, which makes foam, is complete and

                                                            PERFORMANCE OVERVIEW

The Goldman Sachs
Municipal Income Fund seeks
a high level of current income
exempt from regular federal
income tax that is consistent
with preservation of capital,
primarily through investments
in municipal securities.


          running successfully. Several years ago, Japanese banks were key providers of letters of credit for municipal transactions. In the wake of recent Asian market turmoil, buyers have avoided these bonds due to concerns over the credit quality of Japan's banks. However, analysts in Goldman, Sachs & Co.'s Credit Department have identified Japanese banks that they believe possess strong credit quality. The Bank of Yokahama is one example. The Nelson, Kentucky bonds are secured by project revenues and, additionally, by a letter of credit from the Bank of Yokahama. When the Fund purchased the bonds, they generated an option-adjusted spread of 130 basis points over the AAA curve. The bonds mature in 2005, which is typically a steep part of the curve, so the Fund should benefit as the bonds approach maturity.

          New Acquisition

     o New York City Transitional Finance Authority (TFA) Future Tax Secured Bonds --During the period, the Fund's portfolio management team purchased $1.9 million of these bonds. TFA is important for two reasons: it represents a new major borrower and its legal provisions are innovative. New York City was severely constrained in its future general obligation bond issuance and has significant capital needs, so it created a new issuer and carved out existing revenues. TFA bonds are secured by personal income and sales taxes to be received by the City. These taxes are key revenue sources for the city --37% --and provide high coverage of debt service. Statutorily, TFA is bankruptcy-remote and has other characteristics similar to asset-backed securities. The bonds were well-received by the market since they enable investors to diversify their holdings in a high-demand State.

          Portfolio Outlook

          The flat yield curve and tight spread environment dictate that we maintain our current strategies of focusing our yield curve risk tightly on our benchmark's risk (referred to as "bulleting") and de-emphasizing lower quality sectors and securities. Additionally, as is always the case when investing in municipals, a variety of security-specific strategies and relative value trades can be employed. We are currently overweight municipal price risk and hedged with U.S. Treasury futures -- essentially a strategy that anticipates that the municipal market will outperform the taxable market in the next several months. In fact, given the expected principal and coupon cash flow that will enter the market this summer --estimates are between $75 to $100 billion --the technical outlook for municipals is finally improving.

          We thank you for your investment and look forward to your continued confidence.

          Sincerely,


          /s/ Benjamin S. Thompson              /s/ Elisabeth Schupf Lonsdale

          Benjamin S. Thompson                  Elisabeth Schupf Lonsdale
          Portfolio Manager, Goldman Sachs      Portfolio Manager, Goldman Sachs
          Municipal Income Fund                 Municipal Income Fund

          May 29, 1998

GOLDMAN SACHS TAX-FREE FUNDS


Risk Management Through
Fixed Income Investing


TODAY'S BOND ADVANTAGE

The current economic picture
suggests a positive backdrop
against which bonds can thrive.


1
Low inflation rates--
Inflation rates are at historic
lows -- 1.7% at the end of 1997
versus 2.9% at the end of 1991.(2)


2
Moderate economic
growth--Despite historically
low inflation, the U.S. economy
continues to grow at a moderate
pace.


3
A strong dollar--Over
the past year, the U.S. dollar has
gained strength against many
other major currencies.


4
Budget deficit reductions--
Over the past several
years, the federal budget has
been significantly reduced and is
expected to generate a substantial
surplus in fiscal year 1998.



          Bonds Can Balance Portfolio Volatility

          Given the stock market's record climb over the past several years, many investors may have substantially increased the percentage of their assets allocated to equity investments --often at the expense of their fixed income allocation. While benefiting from the market's strong showing, these investors may also have increased their portfolios' vulnerability to intensifying levels of stock market volatility.

          Fixed income investments can diversify risk in an equities-laden portfolio for two reasons:

          1. Stock and Bond Prices Are Not Highly Correlated. Prior to an expected recession or when the economy is slowing, stock prices usually fall. Conversely, bond prices rise as interest rates decline. The tendency of these two investments to react differently in a given market environment, as illustrated below, can help offset the effect of equity market fluctuations on a portfolio.


          ----------------------------------------------------------------------
          S&P 500 Index vs. 10-Year U.S. Treasury Bonds (1977-1997)(1)


      [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATTER]


            DATE                S & P 500         10-YEAR US TSY. BOND
            ----                ---------         --------------------
          12/31/77                 -11.50%                  11.30%
          12/31/78                   1.06                   17.12
          12/31/79                  12.31                   15.49
          12/31/80                  25.77                   24.21
          12/31/81                  -9.73                    5.80
          12/31/82                  14.76                  -22.34
          12/31/83                  17.27                   11.40
          12/31/84                   1.40                   -2.76
          12/31/85                  26.33                  -19.17
          12/31/86                  14.62                  -23.50
          12/31/87                   2.03                   26.99
          12/31/88                  12.40                    1.11
          12/31/89                  27.25                  -13.90
          12/31/90                  -6.56                    3.52
          12/31/91                  26.31                  -12.41
          12/31/92                   4.46                   -4.57
          12/31/93                   7.06                  -14.84
          12/31/94                  -1.54                   35.40
          12/31/95                  34.11                  -26.78
          12/31/96                  20.26                    9.95
          12/31/97                  31.01                   -7.78


          2. Bonds Generate Interest Income. During a stock market downturn, the compounding effect of bonds' interest income can offset declines in the equity portion of an overall portfolio.


          For More Information

          A fixed income mutual fund is a convenient way to access the potential income and risk management benefits of fixed income investing. Goldman Sachs Asset Management offers a broad spectrum of fixed income mutual funds designed to help you meet your long-term investment needs. For more information on these and other Goldman Sachs Funds, contact your investment professional.


     (1) Source: McGraw Hill Data Resources. Data covers period from December 31, 1977 through December 31, 1997. Please note that U.S. government bonds are backed by the full faith and credit of the U.S. government, are less volatile than equity investments and provide a guaranteed return of principal at maturity. The chart is for illustrative purposes only and is not representative of any Goldman Sachs Fund. Past performance is not indicative of future results. Investors cannot invest directly in the Index.

     (2)  Source: The Bureau of Labor Statistics

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary

April 30, 1998 (Unaudited)


 The following graph shows the value as of April 30, 1998, of a $10,000 investment made in the Institutional Shares on October 1, 1992. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 3-Year Municipal Bond Index ("Lehman 3-Year Muni Bond Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from the Institutional Shares due to differences in fees and loads.

 SHORT DURATION TAX-FREE FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED OCTOBER 1, 1992 TO APRIL 30, 1998.

                           [LINE GRAPH APPEARS HERE]

            Short Duration
            Tax-Free Fund       Lehman 3-Year
        Institutional Shares   Muni Bond Index

10/1/92         10000              10000
Oct-92           9966               9961
Nov-92          10041              10031
Dec-92          10127              10091
Jan-93          10199              10167
Feb-93          10406              10326
Mar-93          10350              10295
Apr-93          10425              10355
May-93          10427              10383
Jun-93          10512              10449
Jul-93          10504              10455
Aug-93          10590              10552
Sep-93          10656              10598
Oct-93          10667              10620
Nov-93          10643              10607
Dec-93          10755              10718
Jan-94          10841              10805
Feb-94          10703              10704
Mar-94          10562              10575
Apr-94          10627              10637
May-94          10632              10687
Jun-94          10618              10690
Jul-94          10710              10779
Aug-94          10738              10818
Sep-94          10715              10791
Oct-94          10685              10765
Nov-94          10653              10746
Dec-94          10707              10792
Jan-95          10726              10881
Feb-95          10831              10997
Mar-95          10879              11096
Apr-95          10909              11133
May-95          11053              11304
Jun-95          11087              11331
Jul-95          11191              11451
Aug-95          11271              11540
Sep-95          11287              11573
Oct-95          11325              11627
Nov-95          11399              11702
Dec-95          11428              11751
Jan-96          11548              11842
Feb-96          11575              11845
Mar-96          11521              11816
Apr-96          11526              11830
May-96          11532              11841
Jun-96          11597              11912
Jul-96          11650              11978
Aug-96          11681              11996
Sep-96          11758              12069
Oct-96          11836              12153
Nov-96          11949              12266
Dec-96          11967              12272
Jan-97          12007              12326
Feb-97          12062              12387
Mar-97          11995              12322
Apr-97          12062              12375
May-97          12153              12476
Jun-97          12232              12549
Jul-97          12359              12699
Aug-97          12340              12673
Sep-97          12432              12764
Oct-97          12475              12820
Nov-97          12518              12857
Dec-97          12610              12945
Jan-98          12690              13030
Feb-98          12721              13057
Mar-98          12750              13078
Apr-98          12729              13060

                                    SINCE
                                  INCEPTION FIVE YEARS ONE YEAR SIX MONTHS/(a)/
  AVERAGE ANNUAL TOTAL RETURN
     THROUGH APRIL 30, 1998
  CLASS A (COMMENCED MAY 1, 1997)
  Excluding sales charges               5.26%        n/a    5.26%         1.81%
  Including sales charges               3.19%        n/a    3.19%        -0.27%
 ------------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1997)
  Excluding sales charges               4.62%        n/a    4.62%         1.51%
  Including sales charges               2.56%        n/a    0.49%        -0.52%
 ------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15,
  1997)
  Excluding sales charges               2.51%        n/a      n/a         1.53%
  Including sales charges               1.49%        n/a      n/a         0.52%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED
  OCTOBER 1, 1992)                      4.42%      4.07%    5.53%         2.04%
 ------------------------------------------------------------------------------
  ADMINISTRATION CLASS (COMMENCED
  MAY 20, 1993)                         3.87%        n/a    5.26%         1.91%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED SEPTEM-
  BER 20, 1994)                         4.34%        n/a    4.90%         1.69%
 ------------------------------------------------------------------------------

 (a) Not annualized.

++++

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND


Statement of Investments

April 30, 1998 (Unaudited)


   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                              VALUE
  DEBT OBLIGATIONS - 101.8%
  ALABAMA - 2.2%
  Montgomery County GO Warrants (AA/Aa3)
  $ 1,035,000              5.00%                      11/01/2001                     $ 1,059,912
 -----------------------------------------------------------------------------------------------
  ARIZONA - 2.0%
  Mesa IDA Health Care Facilities (BIGI) (AAA/Aaa)
  $   890,000              7.50%                      01/01/2004                     $   925,680
 -----------------------------------------------------------------------------------------------
  CALIFORNIA - 4.3%
  Abag Finance Authority for Non-Profit Corporations Refunding Bond (BBB)
  $ 1,000,000              5.25%                      10/01/2007                     $ 1,016,770
  Sacramento County Housing Authority MF Hsg. RB for Rancho Natomas
  Apartments (A1)
    1,000,000              4.80                       12/15/2007                       1,000,000
 -----------------------------------------------------------------------------------------------
                                                                                     $ 2,016,770
 -----------------------------------------------------------------------------------------------
  CONNECTICUT - 2.1%
  Connecticut State Housing Mortgage RB for Town Colony Project (Aa3)
  $   990,000              5.00%                      04/01/2008                     $   990,188
 -----------------------------------------------------------------------------------------------
  DISTRICT OF COLUMBIA - 4.6%
  District of Columbia RB for Howard University Series A (A+/A3)
  $ 2,000,000              7.25%                      10/01/2020                     $ 2,167,060
 -----------------------------------------------------------------------------------------------
  GEORGIA - 3.3%
  Henry County School District GO Bonds (AAA/Aaa)
  $ 1,500,000              5.00%                      09/01/2001                     $ 1,533,480
 -----------------------------------------------------------------------------------------------
  ILLINOIS - 6.5%
  Illinois Health Facilities Authority Highland Park Hospital, Series A
  (AAA/Aaa)
  $ 1,000,000              5.20%                      10/01/2001                     $ 1,023,730
  Illinois Housing Development Authority, Series 1991 A (A+/A1)
    1,000,000              7.90                       07/01/1999                       1,038,570
  Winnebago and Boone Counties School District No. 205 Tax Anticipation
  Warrants (BBB+)
    1,000,000              5.10                       10/30/1998                       1,002,320
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,064,620
 -----------------------------------------------------------------------------------------------
  KENTUCKY - 4.5%
  Kentucky State Property and Building Commission RB (A+/A2)
  $ 2,000,000              6.10%                      10/01/2001                     $ 2,117,360
 -----------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                              VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  LOUISIANA - 6.7%
  Lafayette Parish Public School Board Sales Tax RB (AAA/Aaa)
  $ 2,000,000              6.00%                      04/01/2004                     $ 2,148,240
  Louisiana Offshore Deepwater Port Authority Term B RB (A/Baa1)
    1,000,000              5.85                       09/01/2000                       1,032,720
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,180,960
 -----------------------------------------------------------------------------------------------
  MARYLAND - 14.0%
  Maryland Health and Higher Educational Facilities Authority RB (A)
  $ 1,000,000              4.75%                      07/01/2021                     $ 1,007,550
  Maryland State Department of Transportation Consolidated Transportation
  RB (AA/Aa2)(a)
    2,000,000              5.00                       09/01/2001                       2,045,900
  Maryland State Health and Higher Educational Facilities Authority (A-)
    1,600,000              5.50                       01/01/2021                       1,660,912
  Montgomery County GO Bonds (AAA/Aaa)
    1,700,000              8.60                       05/01/2001                       1,906,006
 -----------------------------------------------------------------------------------------------
                                                                                     $ 6,620,368
 -----------------------------------------------------------------------------------------------
  MICHIGAN - 5.6%
  Detroit Self Insurance Series A (BBB-)
  $ 1,000,000              5.60%                      05/01/2001                     $ 1,025,090
  Western Michigan University RB (AAA/Aaa)
    1,500,000              6.13                       11/15/2022                       1,629,780
 -----------------------------------------------------------------------------------------------
                                                                                     $ 2,654,870
 -----------------------------------------------------------------------------------------------
  MISSOURI - 3.6%
  St. Louis Municipal Finance Leasehold Series A RB (A-/A1)
  $ 1,655,000              5.30%                      07/15/2002                     $ 1,715,077
 -----------------------------------------------------------------------------------------------
  NEW JERSEY - 4.3%
  Kearny GO TRANS Series A (MIG3)
  $ 2,000,000              6.30%                      08/17/1998                     $ 2,006,860
 -----------------------------------------------------------------------------------------------
  NEW YORK - 7.2%
  Metropolitan Transportation Authority Transit Facilities RB Series J
  (AAA/Aaa)
  $ 1,650,000              6.38%                      07/01/2010                     $ 1,803,252
  Yonkers GO Series C (FGIC) (AAA/Aaa)
    1,500,000              6.00                       08/01/2003                       1,601,970
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,405,222
 -----------------------------------------------------------------------------------------------
  OHIO - 2.6%
  Big Walnut School District GO Bonds (AAA/Aaa)
  $ 1,105,000              6.63%                      12/01/2015                     $ 1,210,097
 -----------------------------------------------------------------------------------------------

10   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                              VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  PENNSYLVANIA - 2.3%
  Scranton School District GO Bonds (AAA)
  $1,055,000              5.00%                      04/01/2000                     $ 1,073,346
 ----------------------------------------------------------------------------------------------
  RHODE ISLAND - 3.4%
  Rhode Island Clean Water Finance Agency (AAA/Aaa)(b)
  $1,385,000              9.20%                      10/01/2001                     $ 1,588,775
 ----------------------------------------------------------------------------------------------
  TENNESSEE - 3.2%
  Clarksville Public Building Authority (AA)
  $1,500,000              4.75%                      02/01/2000                     $ 1,519,860
 ----------------------------------------------------------------------------------------------
  TEXAS- 10.1%
  Edinburg Consolidated Independent School District Public Facilities
  Corp. Lease RB (AAA/Aaa)
  $1,810,000              5.00%                      08/15/2001                     $ 1,846,562
  Memorial Villages Water Authority (Aa)
   1,110,000              7.00                       09/01/2000                       1,158,196
  Tarrant County Water Control and Improvement District No. 1 RB (AA)
   1,685,000              6.00                       03/01/2010                       1,760,235
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,764,993
 ----------------------------------------------------------------------------------------------
  VIRGINIA - 3.8%
  Petersburg Hospital Authority RB (A3)
  $1,760,000              5.50%                      07/01/1999                     $ 1,791,012
 ----------------------------------------------------------------------------------------------
  WASHINGTON - 2.2%
  Washington State Higher Educational Facilities Authority RB for the
  University of Puget Sound Project (A+/A2)
  $1,015,000              5.00%                      10/01/2002                     $ 1,029,301
 ----------------------------------------------------------------------------------------------
  WYOMING - 3.3%
  Uinta County School District Series A (FSA) (AA/Aaa)
  $1,500,000              6.88%                      06/01/2000                     $ 1,580,295
 ----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $47,948,224)                                                                $48,016,106

 ----------------------------------------------------------------------------------------------
  SHORT-TERM OBLIGATIONS - 0.8%
  GEORGIA - 0.8%
  Bartow County Development Authority PCRB For Georgia Power Co. Bowen
  Project First Series(c)
  $  400,000              2.90%                      05/01/1998                     $   400,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $400,000)                                                                   $   400,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $48,348,224)(D)                                                             $48,416,106
 ----------------------------------------------------------------------------------------------

 Futures contracts open at April 30, 1998 are as follows:

                                    NUMBER OF
                                    CONTRACTS           SETTLEMENT           UNREALIZED
             TYPE                   SHORT(E)              MONTH                    LOSS
 --------------------------------------------------------------------------------------
  10-Year U.S. Treasury Notes          (18)             June 1998              $(8,981)
                                                                              --------
                                                                               $(8,981)
 --------------------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
  exceeds cost                                                                $236,530
  Gross unrealized loss for investments in which cost
  exceeds value                                                               (168,648)
 --------------------------------------------------------------------------------------
  Net unrealized gain                                                          $67,882
 --------------------------------------------------------------------------------------

 (a) When-issued security.

 (b) Portion of this security is segregated for when-issued security and open futures contracts.

 (c) Securities with "Put' features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 (d) The amount stated also represents aggregate cost for federal income tax purposes.

 (e) Each 10-Year U.S. Treasury Note represents $100,000 in notional par value. The total notional amount and market value at risk are $1,800,000 and $2,021,625, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

 -------------------------------------------------------
  INVESTMENT ABBREVIATIONS:
  BIGI     --Bond Investors Guaranty Corporation
  FGIC     --Insured by Financial Guaranty Insurance Co.
  FSA      --Financial Security Assurance Co.
  GO       --General Obligation
  MF Hsg.  --Multi-Family Housing
  PCRB     --Pollution Control Revenue Bond
  RB       --Revenue Bond
  TRANS    --Tax Revenue Anticipation Notes
 -------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    11

GOLDMAN SACHS MUNICIPAL INCOME FUND


Performance Summary

April 30, 1998 (Unaudited)


 The following graph shows the value as of April 30, 1998, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on August 1, 1993. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 MUNICIPAL INCOME FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1993 TO APRIL 30, 1998./(a)/

                           [LINE GRAPH APPEARS HERE]

            Municipal Income Fund     Lehman 15-year
                 Class shares        Muni Bond index
                 ------------        ---------------
8/1/93                9550                 10000
Aug-93                9786                 10237
Sep-93                9926                 10374
Oct-93                9983                 10389
Nov-93                9891                 10293
Dec-93               10082                 10538
Jan-94               10202                 10677
Feb-94                9933                 10355
Mar-94                9459                  9863
Apr-94                9514                  9974
May-94                9591                 10077
Jun-94                9542                 10003
Jul-94                9753                 10201
Aug-94                9776                 10233
Sep-94                9613                 10061
Oct-94                9433                  9862
Nov-94                9245                  9651
Dec-94                9468                  9889
Jan-95                9774                 10223
Feb-95                9972                 10560
Mar-95               10085                 10691
Apr-95               10105                 10695
May-95               10406                 11066
Jun-95               10277                 10940
Jul-95               10348                 11045
Aug-95               10494                 11213
Sep-95               10573                 11314
Oct-95               10734                 11478
Nov-95               10936                 11682
Dec-95               11068                 11804
Jan-96               11224                 11913
Feb-96               11134                 11836
Mar-96               10920                 11662
Apr-96               10870                 11611
May-96               10851                 11601
Jun-96               10981                 11733
Jul-96               11071                 11857
Aug-96               11074                 11855
Sep-96               11235                 12009
Oct-96               11394                 12169
Nov-96               11621                 12422
Dec-96               11570                 12353
Jan-97               11608                 12398
Feb-97               11741                 12526
Mar-97               11584                 12349
Apr-97               11687                 12471
May-97               11833                 12669
Jun-97               11993                 12823
Jul-97               12390                 13236
Aug-97               12214                 13086
Sep-97               12392                 13252
Oct-97               12446                 13340
Nov-97               12534                 13428
Dec-97               12777                 13657
Jan-98               12907                 13825
Feb-98               12912                 13821
Mar-98               12899                 13832
Apr-98               12822                 13767

                                     SINCE
                                 INCEPTION  FIVE YEARS ONE YEAR  SIX MONTHS/(b)/
  AVERAGE ANNUAL TOTAL RETURN
  THROUGH APRIL 30, 1998
  CLASS A (COMMENCED JULY 20,
  1993)
  Excluding sales charges              6.18%        n/a     9.71%         3.02%
  Including sales charges              5.16%        n/a     4.77%        -1.63%
 ------------------------------------------------------------------------------
  CLASS B (COMMENDED MAY 1,
  1996)
  Excluding sales charges              7.78%        n/a     8.89%         2.57%
  Including sales charges              5.76%        n/a     3.69%        -2.53%
 ------------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15,
  1997)
  Excluding sales charges              4.43%        n/a     n/a           2.63%
  Including sales charges              3.40%        n/a     n/a           1.61%
 ------------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED
  AUGUST 15, 1997)                     5.25%        n/a     n/a           3.08%
 ------------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED
  AUGUST 15, 1997)                     4.96%        n/a     n/a           2.97%
 ------------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.
 (b) Not annualized.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND
Statement of Investments

April 30, 1998 (Unaudited)

  PRINCIPAL              INTEREST                        MATURITY
    AMOUNT                 RATE                            DATE                               VALUE
  DEBT OBLIGATIONS - 97.3%
  ARIZONA - 5.7%
  Maricopa County MF Hsg. IDA RB (A)
  $1,795,000               5.85%                        01/01/2008                       $1,974,805
  Maricopa County United School District No. 41 RB (FSA) (AAA)
   2,500,000               6.25                         07/01/2015                        2,770,500
 --------------------------------------------------------------------------------------------------
                                                                                         $4,745,305
 --------------------------------------------------------------------------------------------------
  CALIFORNIA - 9.2%
  California State GO Bonds (A+/A1)
  $3,000,000               5.00%                        02/01/2014                       $2,944,710
  East Bay Regional Park District GO Bonds (AA/Aa2)
   2,610,000               5.00                         09/01/2012                        2,590,712
  Orange County Public Finance Authority Waste Management Systems RB (Aaa)
   2,110,000               5.25                         12/01/2013                        2,125,171
 --------------------------------------------------------------------------------------------------
                                                                                         $7,660,593
 --------------------------------------------------------------------------------------------------
  CONNECTICUT - 6.7%
  Connecticut State GO Bonds Series A (AA-/Aa3)
  $3,265,000               5.25%                        03/15/2013                       $3,312,604
  Mashantucket Western Pequot Tribe Prerefunded RB Series A (AAA)
   1,000,000               6.50                         09/01/2005                        1,113,610
  Mashantucket Western Pequot Tribe Unrefunded RB Series A (BBB-/Baa2)
   1,000,000               6.50                         09/01/2005                        1,106,480
 --------------------------------------------------------------------------------------------------
                                                                                         $5,532,694
 --------------------------------------------------------------------------------------------------
  FLORIDA - 5.1%
  Escambia County Housing Authority (AMT) (Aaa)
  $1,350,000               6.80%                        10/01/2015                       $1,469,691
  Santa Rosa Bay Bridge Authority RB (BBB-)
   2,500,000               6.25                         07/01/2028                        2,730,225
 --------------------------------------------------------------------------------------------------
                                                                                         $4,199,916
 --------------------------------------------------------------------------------------------------
  HAWAII - 2.0%
  Hawaii GO Bond Series CA (FGIC) (AAA/Aaa)
  $1,500,000               6.00%                        01/01/2009                       $1,644,165
 --------------------------------------------------------------------------------------------------
  ILLINOIS - 11.0%
  Chicago Midway Airport RB (AAA/Aaa)
  $2,500,000               5.50%                        01/01/2010                       $2,603,175
  Lake County Unified School District No. 116 GO (FSA)(AAA)
   1,000,000               7.60                         02/01/2013                        1,261,470
   2,000,000               7.60                         02/01/2014                        2,533,860
  Lake, Cook, Kane and McHenry County's Community Unit School District No.
  220 GO Bonds (AAA/Aaa)
   2,465,000               6.20                         12/01/2012                        2,765,336
 --------------------------------------------------------------------------------------------------
                                                                                         $9,163,841
 --------------------------------------------------------------------------------------------------
  INDIANA - 5.1%
  Indiana Bond Bank for Hendricks County RB (AA-)
  $1,420,000               6.00%                        02/01/2012                       $1,511,874
  Indiana Transportation Airport Series A RB (AAA/Aaa)
   2,500,000               6.00                         11/01/2011                        2,752,950
 --------------------------------------------------------------------------------------------------
                                                                                         $4,264,824
 --------------------------------------------------------------------------------------------------

  PRINCIPAL              INTEREST                        MATURITY
    AMOUNT                 RATE                            DATE                               VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  KENTUCKY - 1.3%
  Nelson County Industrial Building Mabex Universal Corp. Project (AMT) (A3)
  $1,000,000               6.50%                        04/01/2005                       $1,079,320
 --------------------------------------------------------------------------------------------------
  LOUISIANA - 2.5%
  Orleans Levee District Improvement Bonds (AAA/Aaa)
  $1,945,000               5.95%                        11/01/2015                       $2,089,475
 --------------------------------------------------------------------------------------------------
  MAINE - 0.8%
  Maine Educational Loan Authority RB Series A-1 (AMT)(Aaa)(a)
  $  640,000               6.80%                        12/01/2007                       $  694,572
 --------------------------------------------------------------------------------------------------
  MICHIGAN - 4.3%
  Birmingham Michigan City School District GO Bonds (AA+/Aa2)
  $3,500,000               5.25%                        11/01/2012                       $3,537,310
 --------------------------------------------------------------------------------------------------
  MISSOURI - 2.6%
  St. Louis Municipal Finance Leasehold Series A RB (A-/A1)
  $2,100,000               5.30%                        07/15/2002                       $2,176,230
 --------------------------------------------------------------------------------------------------
  NEVADA - 2.4%
  Washoe County GO RB (AAA/Aaa)
  $2,000,000               5.00%                        06/01/2017                       $1,947,020
 --------------------------------------------------------------------------------------------------
  NEW MEXICO - 4.1%
  Santa Fe County Correctional System RB (AAA/Aaa)
  $3,000,000               6.00%                        02/01/2027                       $3,381,150
 --------------------------------------------------------------------------------------------------
  NEW YORK - 6.0%
  New York City Municipal Water Finance Authority Series B (MBIA) (AAA/Aaa)
  $3,000,000               5.50%                        06/15/2027                       $3,054,300
  New York City Transitional Finance Authority Future Tax Secured RB Series
  A (AA+/Aa3)
   1,930,000               5.00                         08/15/2013                        1,887,077
 --------------------------------------------------------------------------------------------------
                                                                                         $4,941,377
 --------------------------------------------------------------------------------------------------
  NORTH DAKOTA - 2.6%
  Mercer County PCRB for Basin Electric & Power 2nd Series (AMBAC) (AAA/Aaa)
  $2,000,000               6.05%                        01/01/2019                       $2,152,040
 --------------------------------------------------------------------------------------------------
  OHIO - 0.7%
  Cuyahoga County for Rock & Roll Hall of Fame RB
  $  600,000               5.45%                        12/01/2005                       $  616,842
 --------------------------------------------------------------------------------------------------
  OKLAHOMA - 1.3%
  Tulsa County Public Facilities RB (A-)
  $1,000,000               6.60%                        11/01/2008                       $1,097,900
 --------------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    13

GOLDMAN SACHS MUNICIPAL INCOME FUND


Statement of Investments

April 30, 1998 (Unaudited)


  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                               VALUE
 DEBT OBLIGATIONS - (CONTINUED)
  RHODE ISLAND - 3.7%
  Rhode Island Clean Water Finance Authority Waste Water Treatment System
  Bonds (MBIA) (AAA/Aaa)
  $3,000,000              5.80%                      09/01/2022                      $ 3,091,500
 -----------------------------------------------------------------------------------------------
  TENNESSEE - 4.0%
  Dickson County GO Bonds (Aaa)
  $1,840,000              5.00%                      04/01/2016                      $ 1,790,872
  McMinnville Housing Authority RB (A2)
   1,465,000              6.00                       10/01/2009                        1,545,355
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,336,227
 -----------------------------------------------------------------------------------------------
  TEXAS - 9.7%
  East Texas Criminal Justice Facilities Financing Corp. RB (AMBAC)
  (AAA/Aaa)
  $2,000,000              5.75%                      11/01/2009                      $ 2,118,400
  La Joya Independent School District GO Bonds (AAA/Aaa)
   1,620,000              5.50                       02/15/2011                        1,691,361
  Lago Vista Independent School District Refunding Bonds Series 1997 (Aaa)
   1,000,000              5.50                       08/15/2027                        1,006,600
  Tarrant County Health Facilities Development Corp. RB (MBIA) (AAA/Aaa)
   3,000,000              5.75                       02/15/2015                        3,203,550
 -----------------------------------------------------------------------------------------------
                                                                                     $ 8,019,911
 -----------------------------------------------------------------------------------------------
  WASHINGTON - 6.5%
  Chelan County Public Utility RB (MBIA) (AAA/Aaa)
  $2,500,000              6.35%                      07/01/2028                      $ 2,746,775
  Washington State Public Utility Power Supply System Series A RB (AMBAC)
  (AAA/Aaa)
   2,500,000              5.70                       07/01/2011                        2,628,600
 -----------------------------------------------------------------------------------------------
                                                                                     $ 5,375,375
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $78,130,850)                                                                $ 80,747,587
 -----------------------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS - 0.7%
  GEORGIA - 0.2%
  Burke County IDA PCRB for Georgia Power Co. Fifth Series 1995 (A-
  1/VM1G1)(b)
    $200,000              4.20%                      05/01/1998                     $    200,000
 -----------------------------------------------------------------------------------------------
  TEXAS - 0.5%
  Sabine River Authority PCRB for Texas Utilities Electric Co. Project (A-
  1/VM1G1)(b)
    $400,000              1.88%                      05/01/1998                     $    400,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT TERM OBLIGATIONS
  (COST $600,000)                                                                   $    600,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $78,730,850)(C)                                                             $ 81,347,587
 -----------------------------------------------------------------------------------------------

 Futures contracts open at April 30, 1998 are as follows:

                               NUMBER OF
                               CONTRACTS  SETTLEMENT UNREALIZED
             TYPE              (SHORT)(D)   MONTH       GAIN
  ---------------------------  ---------- ---------- ----------
  U.S. 20-Year Long Term Bond     (58)    June 1998   $102,944
                                                      --------
                                                      $102,944
 --------------------------------------------------------------

  FEDERAL INCOME TAX INFORMATION
  Gross unrealized gain for
  investments in which
  value exceeds cost               $2,928,006
  Gross unrealized loss for
  investments in which
  cost exceeds value                 (311,269)
 ---------------------------------------------
  Net unrealized gain              $2,616,737
 ---------------------------------------------

 (a) Portion of this security is segregated for open futures contracts.

 (b) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 (c) The amount stated also represents aggregate cost for federal income tax purposes.

 (d) Each U.S. 20-Year Long Term Bond represents $100,000 in notional par value. The total notional amount and market value at risk are $5,800,000 and $6,972,688, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentages shown for each investment category reflect the value of investments in that category as a percentage of total net assets.

 -------------------------------------------------------------
  INVESTMENT ABBREVIATIONS:
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  AMT     --Alternative Minimum Tax
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond

 ------------------------------------------------------------------------------

14  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Statements of Assets and Liabilities

April 30, 1998 (Unaudited)

                                                   SHORT DURATION    MUNICIPAL
                                                    TAX-FREE FUND  INCOME FUND
 ASSETS:

  Investments in securities, at value (cost
  $48,348,224 and $78,730,850)                        $48,416,106  $81,347,587
  Cash                                                    110,197       53,216
  Receivables:
  Investment securities sold                                   --    1,602,780
  Interest                                                714,360    1,267,249
  Fund shares sold                                         90,647      574,555
  Deferred organization expenses, net                          --        3,845
  Other assets                                             51,739       60,427
 -----------------------------------------------------------------------------
  TOTAL ASSETS                                         49,383,049   84,909,659
 -----------------------------------------------------------------------------

 LIABILITIES:

  Payables:
  Investment securities purchased                       2,050,111    1,569,855
  Income distribution                                      22,183       88,938
  Fund shares repurchased                                  11,759       17,869
  Management fees                                          15,732       37,230
  Authorized dealer service fees                           10,241       48,277
  Distribution fees                                         2,836        6,434
  Transfer agent fees                                      38,568       20,946
  Variation margin                                         14,625       88,812
  Accrued expenses and other liabilities                   27,053       58,352
 -----------------------------------------------------------------------------
  TOTAL LIABILITIES                                     2,193,108    1,936,713
 -----------------------------------------------------------------------------

 NET ASSETS:

  Paid in capital                                      50,717,102   80,098,717
  Accumulated undistributed net investment income         112,934       97,789
  Accumulated net realized gain (loss) on
  investment transactions                              (3,698,996)      56,759
  Net unrealized gain on investments and futures           58,901    2,719,681
 -----------------------------------------------------------------------------
  NET ASSETS                                          $47,189,941  $82,972,946
 -----------------------------------------------------------------------------
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price
  per share:(a)
  Class A                                                  $10.07       $15.09
  Class B                                                  $10.07       $15.09
  Class C                                                  $10.07       $15.09
  Institutional                                            $10.07       $15.09
  Administration                                           $10.07           --
  Service                                                  $10.06       $15.09
 -----------------------------------------------------------------------------
  Shares Outstanding:
  Class A                                               1,187,054    5,159,224
  Class B                                                  29,577      236,788
  Class C                                                 144,912       55,838
  Institutional                                         3,128,237       45,848
  Administration                                            8,039           --
  Service                                                 188,906          104
 -----------------------------------------------------------------------------
  Total Shares Outstanding, $.001 Par Value
  (Unlimited Number of Shares Authorized)               4,686,725    5,497,802
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $10.28 (NAV per share X 1.0204) and $15.80 (NAV per share X 1.0471) for Short Duration Tax-Free and Municipal Income, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    15

GOLDMAN SACHS TAX-FREE FUNDS


Statements of Operations

For the Six-Months Ended April 30, 1998 (Unaudited)


                                                  SHORT DURATION    MUNICIPAL
                                                   TAX-FREE FUND  INCOME FUND
  INVESTMENT INCOME:
  Interest                                              $923,602   $1,955,987
 -----------------------------------------------------------------------------
  TOTAL INCOME                                           923,602    1,955,987
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                         81,720      205,458
  Authorized dealer service fees                          11,455       92,902
  Distribution fees                                       13,792       99,866
  Custodian fees                                          30,087       34,857
  Transfer agent fees                                     64,874       68,948
  Professional fees                                       32,282       27,294
  Registration fees                                       21,354       56,091
  Amortization of deferred organization expenses              --        8,700
  Trustee fees                                               185          613
  Other                                                   32,570       38,143
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                         288,319      632,872
 -----------------------------------------------------------------------------
  Less -- expenses reimbursable and fees waived
  by Goldman Sachs                                      (172,920)    (298,847)
 -----------------------------------------------------------------------------
  NET EXPENSES                                           115,399      334,025
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                  808,203    1,621,962
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVEST-
  MENT AND FUTURES TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                226,112      290,801
  Futures transactions                                        --     (210,221)
  Net change in unrealized gain on:
  Investments                                           (312,157)     200,762
  Futures                                                 (8,981)      79,319
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT AND FUTURES TRANSACTIONS                    (95,026)     360,661
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                            $713,177   $1,982,623
 -----------------------------------------------------------------------------


16   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
(Unaudited)

                             SHORT DURATION TAX-FREE FUND          MUNICIPAL INCOME FUND
                            --------------------------------  --------------------------------
                               FOR THE SIX           FOR THE     FOR THE SIX           FOR THE
                              MONTHS ENDED        YEAR ENDED    MONTHS ENDED        YEAR ENDED
                            APRIL 30, 1998  OCTOBER 31, 1997  APRIL 30, 1998  OCTOBER 31, 1997
  FROM OPERATIONS:
  Net investment income       $    808,203      $  1,495,109     $ 1,621,962      $  2,677,281
  Net realized gain from
  investment and futures
  transactions                     226,112           214,761          80,580         1,129,596
  Net change in unrealized
  gain on investments and
  futures                         (321,138)          177,615         280,081         1,448,471
 ----------------------------------------------------------------------------------------------
  NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                       713,177         1,887,485       1,982,623         5,255,348
 ----------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHARE-
  HOLDERS FROM:
  Net investment income
  Class A                         (150,467)          (36,026)     (1,536,744)       (2,651,661)
  Class B                           (3,692)             (864)        (41,718)          (33,375)
  Class C                          (10,707)              (18)         (6,689)             (172)
  Institutional shares            (606,595)       (1,407,585)         (8,868)              (56)
  Administration shares             (1,150)           (3,501)             --                --
  Service shares                   (33,539)          (47,115)            (33)              (14)
  Net realized gain on
  investment transactions
  Class A                               --                --        (123,858)               --
  Class B                               --                --          (3,541)               --
  Class C                               --                --            (467)               --
  Institutional shares                  --                --            (658)               --
  Service shares                        --                --              (3)               --
 ----------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                    (806,150)       (1,495,109)     (1,722,579)       (2,685,278)
 ----------------------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales
  of shares                     23,899,969        28,091,361      20,507,593        21,242,873
  Reinvestment of
  dividends and
  distributions                    668,272         1,232,957       1,093,278         1,598,487
  Cost of shares
  repurchased                  (12,365,192)      (30,193,481)     (5,674,320)      (11,147,479)
 ----------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS       12,203,049          (869,163)     15,926,551        11,693,881
 ----------------------------------------------------------------------------------------------
  TOTAL INCREASE
  (DECREASE)                    12,110,076          (476,787)     16,186,595        14,263,951
 ----------------------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of period           35,079,865        35,556,652      66,786,351        52,522,400
 ----------------------------------------------------------------------------------------------
  End of period               $ 47,189,941      $ 35,079,865     $82,972,946      $ 66,786,351
 ----------------------------------------------------------------------------------------------
  ACCUMULATED
  UNDISTRIBUTED NET
  INVESTMENT INCOME           $    112,934      $    110,811     $    97,789      $     69,879
 ----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.    17

GOLDMAN SACHS TAX-FREE FUNDS


Notes to Financial Statements

April 30, 1998 (Unaudited)


 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and the Goldman Sachs Municipal In-come Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Short Duration Tax-Free is a diversified portfolio offering six clas-ses of shares -- Class A, Class B, Class C, Institutional, Administration, and Service. Municipal Income, also a diversified portfolio, offers five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The Following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on the identified cost basis. Interest income is recorded on the basis of interest accrued. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of the security.

 C. FUTURES CONTRACTS -- The Funds may enter into futures transactions in or-der to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the con-tracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss equal to the difference between the value of the futures contract to sell and the value of the futures contract to buy. Gains and losses are reported in the Statements of Operations.

                                                    GOLDMAN SACHS TAX-FREE FUNDS


   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 D. FEDERAL TAXES -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-ex-empt and taxable income to its shareholders. Accordingly, no federal tax pro-visions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Short Duration Tax-Free Fund, at its most recent tax year-end of Decem-ber 31, 1997 had approximately the following amount of capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by ap-plicable laws or regulations.

                                         YEAR OF
  FUND                         AMOUNT EXPIRATION
 -----------------------------------------------
  Short Duration Tax-Free  $3,868,000 2000-2005
 -----------------------------------------------

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs are being am-ortized on a straight-line basis over a period of five years. The Short Dura-tion Tax-Free Fund's organizational costs are fully amortized.

 F. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual portfolio of the Trust are generally allocated to the port-folios based on each portfolio's relative average net assets for the period.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and authorized dealer service plans. Shareholders of Service and Administration shares bear all ex-penses and fees paid to service organizations for their services with respect to such shares.

 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment ad-viser pursuant to an Investment Management Agreement (the "Agreement"). Under the Agreement, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreement and the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% and .55% of average daily net assets of Short Duration Tax-Free and Municipal Income, respectively.

GOLDMAN SACHS TAX-FREE FUNDS


Notes to Financial Statements

April 30, 1998 (Unaudited)


   GSAM has voluntarily agreed to limit "Other Expenses" (excluding manage-ment, distribution and authorized dealer service fees, Administration and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) until further notice to the extent such expenses exceed .05% of the average daily net assets of each Fund. For the six months ended April 30, 1998, Goldman Sachs reimbursed approximately $162,000 and $209,000 to Short Duration Tax-Free and Municipal Income, re-spectively. At April 30, 1998 approximately $50,000 and $60,000 was owed to Short Duration Tax-Free and Municipal Income, respectively.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $1,000 and $36,000 for the six months ended April 30, 1998 for Short Duration Tax-Free and Municipal In-come, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs is entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of each Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the six months ended April 30, 1998, the Distributor has voluntarily agreed to waive approximately $11,000 and $89,000 of its distribution fee attributable to the Short Duration Tax-Free and Municipal Income Funds, respectively.
   The Trust, on behalf of each Fund, has adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Autho-rized Dealers are compensated for providing personal and account maintenance services. Each Fund pays a fee under its Dealer Service Plan equal, on an an-nual basis, up to .25% of the average daily net assets attributable to the Class A, Class B and Class C shares. Goldman Sachs also serves as the Trans-fer Agent of the Funds for a fee.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1998, were as follows:

                                        SALES OR
  FUND                      PURCHASES  MATURITIES
 -------------------------------------------------
  Short Duration Tax-Free  $37,804,515 $24,958,455
 -------------------------------------------------
  Municipal Income         $44,649,560 $29,378,049
 -------------------------------------------------

   For the six months ended April 30, 1998, Short Duration Tax-Free and Munic-ipal Income incurred commission expense of approximately $300 and $900, re-spectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1998, Goldman Sachs is owed approximately $15,000 and $89,000 from Short Duration Tax-Free and Municipal Income, respectively, re-lated to variation margin on futures contracts.

                                                    GOLDMAN SACHS TAX FREE FUNDS



 5. SERVICE AND ADMINISTRATION PLANS

 The Trust, on behalf of the Funds, has adopted a Service Plan. In addition, the Trust, on behalf of Short Duration Tax-Free, has adopted an Administra-tion Plan. These plans allow for Service shares and Administration shares, respectively, to compensate service organizations for providing varying lev-els of account administration and shareholder liaison services to their cus-tomers who are beneficial owners of such shares. The Service and Administration Plans provide for compensation to the service organizations in an amount up to .50% and .25% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.

 6. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Un-der the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. For the six months ended April 30, 1998, the Funds did not have any borrowings under this facil-ity.

GOLDMAN SACHS TAX-FREE FUNDS


Notes to Financial Statements

April 30, 1998 (Unaudited)


 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended April 30, 1998 is as follows:

                                 SHORT DURATION TAX-
                                      FREE FUND         MUNICIPAL INCOME FUND
                                            -----------------------------------
                                   SHARES      DOLLARS     SHARES      DOLLARS
 ------------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                    1,296,607  $13,123,169  1,128,779  $17,217,930
 Reinvestment of dividends and
 distributions                     14,231      143,961     69,995    1,064,981
 Shares repurchased              (522,770)  (5,288,024)  (344,807)  (5,245,995)
                                            -----------------------------------
                                  788,068    7,979,106    853,967   13,036,916
 ------------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                       33,961      343,858    144,242    2,200,293
 Reinvestment of dividends and
 distributions                        293        3,273      1,419       21,582
 Shares repurchased               (15,206)    (153,891)   (25,557)    (389,621)
                                            -----------------------------------
                                   19,048      193,240    120,104    1,832,254
 ------------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                      158,971    1,612,226     49,259      750,832
 Reinvestment of dividends and
 distributions                        948        9,574        437        6,649
 Shares repurchased               (15,167)    (153,644)    (2,539)     (38,704)
                                            -----------------------------------
                                  144,752    1,468,156     47,157      718,777
 ------------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                      693,724    7,017,044     22,410      338,538
 Reinvestment of dividends and
 distributions                     47,314      478,171          3           31
 Shares repurchased              (473,757)  (4,788,214)        --           --
                                            -----------------------------------
                                  267,281    2,707,001     22,413      338,569
 ------------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                        2,435       24,632         --           --
 Reinvestment of dividends and
 distributions                        112        1,136         --           --
 Shares repurchased                (2,183)     (21,945)        --           --
                                            -----------------------------------
                                      364        3,823         --           --
 ------------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                      176,192    1,779,040         --           --
 Reinvestment of dividends and
 distributions                      3,183       32,157          2           35
 Shares repurchased              (194,062)  (1,959,474)        --           --
                                            -----------------------------------
                                  (14,687)    (148,277)         2           35
 ------------------------------------------------------------------------------
 NET INCREASE                   1,204,826  $12,203,049  1,043,643  $15,926,551
 ------------------------------------------------------------------------------

                                                    GOLDMAN SACHS TAX FREE FUNDS



 Share activity for the year ended October 31, 1997 is as follows:

                            SHORT DURATION TAX-FREE
                                     FUND             MUNICIPAL INCOME FUND
                                            ---------------------------------
                                SHARES       DOLLARS     SHARES      DOLLARS
 ----------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                   492,769  $  4,950,140  1,303,279  $19,055,213
 Reinvestment of dividends
 and distributions               3,459        34,811    107,716    1,579,312
 Shares repurchased            (97,242)     (977,758)  (743,175) (10,871,802)
                                            ---------------------------------
                               398,986     4,007,193    667,820    9,762,723
 ----------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                    11,933       119,768    116,039    1,702,581
 Reinvestment of dividends
 and distributions                  86           861      1,286       18,970
 Shares repurchased             (1,490)      (15,000)   (18,419)    (273,177)
                                            ---------------------------------
                                10,529       105,629     98,906    1,448,374
 ----------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                     2,151        21,604      8,837      132,078
 Reinvestment of dividends
 and distributions                   1            10         12          176
 Shares repurchased             (1,992)      (20,080)      (168)      (2,500)
                                            ---------------------------------
                                   160         1,534      8,681      129,754
 ----------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                 1,897,550    18,922,030     23,434      351,500
 Reinvestment of dividends
 and distributions             115,179     1,152,524          1           15
 Shares repurchased         (2,646,181)  (26,425,414)        --           --
                                            ---------------------------------
                              (633,452)   (6,350,860)    23,435      351,515
 ----------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                    33,608       336,065         --           --
 Reinvestment of dividends
 and distributions                 281         2,813         --           --
 Shares repurchased            (31,059)     (312,126)        --           --
                                            ---------------------------------
                                 2,830        26,752         --           --
 ----------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                   373,847     3,741,754        101        1,501
 Reinvestment of dividends
 and distributions               4,184        41,937          1           14
 Shares repurchased           (244,134)   (2,443,102)        --           --
                                            ---------------------------------
                               133,897     1,340,589        102        1,515
 ----------------------------------------------------------------------------
 NET INCREASE (DECREASE)       (87,050) $   (869,163)   798,944  $11,693,881
 ----------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND


Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

                           INCOME (LOSS) FROM INVESTMENT OPERATIONS(A)
                           ------------------------------------------------------
                                               NET REALIZED
                                              AND UNREALIZED          TOTAL
                                                GAIN (LOSS)           INCOME
                 NET ASSET                    ON INVESTMENT,          (LOSS)
                  VALUE,         NET            OPTION AND             FROM
                 BEGINNING    INVESTMENT          FUTURES           INVESTMENT
                 OF PERIOD    INCOME(F)       TRANSACTIONS(F)       OPERATIONS
-----------------------------------------------------------------------------------
 FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
-----------------------------------------------------------------------------------
1998 - Class A
Shares            $10.08     $         0.19               $(0.01)             $0.18
1998 - Class B
Shares             10.08               0.16                (0.01)              0.15
1998 - Class C
Shares             10.07               0.15                  --                0.15
1998 -
 Institutional
Shares             10.07               0.20                  --                0.20
1998 -
 Administration
Shares             10.07               0.19                  --                0.19
1998 - Service
Shares             10.07               0.18                (0.01)              0.17
-----------------------------------------------------------------------------------
 FOR THE YEARS ENDED OCTOBER 31,
-----------------------------------------------------------------------------------
1997 - Class A
Shares(e)           9.94               0.20                 0.14               0.34
1997 - Class B
Shares(e)           9.94               0.16                 0.14               0.30
1997 - Class C
Shares(e)          10.04               0.07                 0.03               0.10
1997 -
 Institutional
Shares              9.96               0.42                 0.11               0.53
1997 -
 Administration
Shares              9.96               0.39                 0.11               0.50
1997 - Service
Shares              9.97               0.37                 0.10               0.47
-----------------------------------------------------------------------------------
1996 -
 Institutional
Shares              9.94               0.42                 0.02               0.44
1996 -
 Administration
Shares              9.94               0.39                 0.02               0.41
1996 - Service
Shares              9.95               0.37                 0.02               0.39
-----------------------------------------------------------------------------------
1995 -
 Institutional
Shares              9.79               0.42                 0.15               0.57
1995 -
 Administration
Shares              9.79               0.40                 0.15               0.55
1995 - Service
Shares              9.79               0.37                 0.16               0.53
-----------------------------------------------------------------------------------
1994 -
 Institutional
Shares             10.23               0.38                (0.36)              0.02
1994 -
 Administration
Shares             10.23               0.35                (0.36)             (0.01)
1994 - Service
Shares(e)           9.86               0.05                (0.07)             (0.02)
-----------------------------------------------------------------------------------
1993 -
 Institutional
Shares              9.93               0.38                 0.30               0.68
1993 -
 Administration
Shares(e)          10.16               0.16                 0.07               0.23
-----------------------------------------------------------------------------------
 FOR THE PERIOD ENDED OCTOBER 31,
-----------------------------------------------------------------------------------
1992 -
 Institutional
Shares(e)          10.00               0.03                (0.07)             (0.04)
-----------------------------------------------------------------------------------

                                  DISTRIBUTIONS TO SHAREHOLDERS
                 ---------------------------------------------------------------
                                                      IN EXCESS OF
                               FROM NET               NET REALIZED
                            REALIZED GAIN               GAIN ON
                            ON INVESTMENT, IN EXCESS  INVESTMENT,      TOTAL
                  FROM NET      OPTION       OF NET    OPTION AND  DISTRIBUTIONS
                 INVESTMENT  AND FUTURES   INVESTMENT   FUTURES         TO
                   INCOME    TRANSACTIONS    INCOME   TRANSACTIONS SHAREHOLDERS
-----------------------------------------------------------------------------------
 FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
-----------------------------------------------------------------------------------
1998 - Class A
Shares             $(0.19)      $ --          --          --          $(0.19)
1998 - Class B
Shares              (0.16)        --          --          --           (0.16)
1998 - Class C
Shares              (0.15)        --          --          --           (0.15)
1998 -
 Institutional
Shares              (0.20)        --          --          --           (0.20)
1998 -
 Administration
Shares              (0.19)        --          --          --           (0.19)
1998 - Service
Shares              (0.18)        --          --          --           (0.18)
-----------------------------------------------------------------------------------
 FOR THE YEARS ENDED OCTOBER 31,
-----------------------------------------------------------------------------------
1997 - Class A
Shares(e)           (0.20)        --          --          --           (0.20)
1997 - Class B
Shares(e)           (0.16)        --          --          --           (0.16)
1997 - Class C
Shares(e)           (0.07)        --          --          --           (0.07)
1997 -
 Institutional
Shares              (0.42)        --          --          --           (0.42)
1997 -
 Administration
Shares              (0.39)        --          --          --           (0.39)
1997 - Service
Shares              (0.37)        --          --          --           (0.37)
 -----------------------------------------------------------------------------------
1996 -
 Institutional
Shares              (0.42)        --          --          --           (0.42)
1996 -
 Administration
Shares              (0.39)        --          --          --           (0.39)
1996 - Service
Shares              (0.37)        --          --          --           (0.37)
 -----------------------------------------------------------------------------------
1995 -
 Institutional
Shares              (0.42)        --          --          --           (0.42)
1995 -
 Administration
Shares              (0.40)        --          --          --           (0.40)
1995 - Service
Shares              (0.37)        --          --          --           (0.37)
 -----------------------------------------------------------------------------------
1994 -
 Institutional
Shares              (0.38)      (0.08)        --          --           (0.46)
1994 -
 Administration
Shares              (0.35)      (0.08)        --          --           (0.43)
1994 - Service
Shares(e)           (0.05)        --          --          --           (0.05)
 -----------------------------------------------------------------------------------
1993 -
 Institutional
Shares              (0.38)        --          --          --           (0.38)
1993 -
 Administration
Shares(e)           (0.16)        --          --          --           (0.16)
-----------------------------------------------------------------------------------
 FOR THE PERIOD ENDED OCTOBER 31,
-----------------------------------------------------------------------------------
1992 -
 Institutional
Shares(e)           (0.03)        --          --          --           (0.03)
 -----------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional, Administration and Service share activity commenced on May 1, 1997, May 1, 1997, August 15, 1997, October 1, 1992, May 20, 1993 and September 20, 1994, respectively.
 (f) Calculated based on the average shares outstanding methodology.

24   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                                                                                              RATIOS ASSUMING NO
                                                                                              VOLUNTARY WAIVER OF
                                                                                                FEES OR EXPENSE
                                                                                                  LIMITATIONS
                                                                                            ------------------------
       NET                                              RATIO OF NET                 NET                RATIO OF NET
    INCREASE                                 RATIO OF    INVESTMENT                ASSETS    RATIO OF    INVESTMENT
   (DECREASE)      NET ASSET               NET EXPENSES    INCOME    PORTFOLIO    AT END OF  EXPENSES      INCOME
     IN NET         VALUE,      TOTAL       TO AVERAGE   TO AVERAGE  TURNOVER      PERIOD   TO AVERAGE   TO AVERAGE
   ASSET VALUE   END OF PERIOD RETURN(B)    NET ASSETS   NET ASSETS    RATE       (IN 000S) NET ASSETS   NET ASSETS
     $ (0.01)       $10.07        1.81%(d)     0.70%(c)     3.67%(c)   61.51%(d)   $11,958     1.75%(c)     2.62%(c)
       (0.01)        10.07        1.51(d)      1.30(c)      3.31(c)    61.51(d)        298     2.25(c)      2.36(c)
         --          10.07        1.53(d)      1.45(c)      3.00(c)    61.51(d)      1,459     2.25(c)      2.20(c)
         --          10.07        2.04(d)      0.45(c)      4.09(c)    61.51(d)     31,493     1.25(c)      3.29(c)
         --          10.07        1.91(d)      0.70(c)      3.78(c)    61.51(d)         81     1.50(c)      2.98(c)
       (0.01)        10.06        1.69(d)      0.95(c)      3.58(c)    61.51(d)      1,901     1.75(c)      2.78(c)
--------------------------------------------------------------------------------------------------------------------
        0.14         10.08        3.39(d)      0.70(c)      3.81(c)   194.75         4,023     1.73(c)      2.78(c)
        0.14         10.08        3.07(d)      1.30(c)      3.31(c)   194.75           106     2.23(c)      2.38(c)
        0.03         10.07        0.97(d)      1.45(c)      2.60(c)   194.75             2     2.23(c)      1.82(c)
        0.11         10.07        5.40         0.45         4.18      194.75        28,821     1.23         3.40
        0.11         10.07        5.14         0.70         3.91      194.75            77     1.48         3.13
        0.10         10.07        4.77         0.95         3.66      194.75         2,051     1.73         2.88
--------------------------------------------------------------------------------------------------------------------
        0.02          9.96        4.50         0.45         4.21      231.65        34,814     1.01         3.65
        0.02          9.96        4.24         0.70         3.96      231.65            48     1.26         3.40
        0.02          9.97        3.98         0.95         3.74      231.65           695     1.51         3.18
--------------------------------------------------------------------------------------------------------------------
        0.15          9.94        5.98         0.45         4.31      259.52        58,389     0.77         3.99
        0.15          9.94        5.76         0.70         4.14      259.52            46     1.02         3.82
        0.16          9.95        5.59         0.95         3.87      259.52           454     1.27         3.55
--------------------------------------------------------------------------------------------------------------------
       (0.44)         9.79        0.17         0.45         3.74      354.00        83,704     0.61         3.58
       (0.44)         9.79       (0.11)        0.70         3.51      354.00         3,866     0.86         3.35
       (0.07)         9.79       (0.32)(d)     0.95(c)      4.30(c)   354.00           440     1.11(c)      4.14(c)
--------------------------------------------------------------------------------------------------------------------
        0.30         10.23        7.03         0.41         3.70      404.60       115,803     1.06         3.05
        0.07         10.23        2.28(d)      0.70(c)      3.32(c)   404.60           911     1.07(c)      2.95(c)
--------------------------------------------------------------------------------------------------------------------
       (0.07)         9.93       (0.34)(d)     0.05(c)      4.58(c)    31.19(d)     14,601     2.68(c)      1.95(c)
--------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS MUNICIPAL INCOME FUND


Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

                               INCOME (LOSS) FROM INVESTMENT OPERATIONS(A)
                           -----------------------------------------------------
                                               NET REALIZED
                                              AND UNREALIZED          TOTAL
                                              GAIN (LOSS) ON         INCOME
                 NET ASSET                      INVESTMENT,          (LOSS)
                  VALUE,        NET             OPTION AND            FROM
                 BEGINNING  INVESTMENT            FUTURES          INVESTMENT
                 OF PERIOD    INCOME           TRANSACTIONS        OPERATIONS
----------------------------------------------------------------------------------
 FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
----------------------------------------------------------------------------------
1998 - Class A
Shares            $14.99              $0.33               $0.12              $0.45
1998 - Class B
Shares             15.00               0.27                0.12               0.39
1998 - Class C
Shares             14.99               0.27                0.12               0.39
1998 -
 Institutional
Shares             15.00               0.35                0.11               0.46
1998 - Service
Shares             14.99               0.33                0.12               0.45
----------------------------------------------------------------------------------
 FOR THE YEARS ENDED OCTOBER 31,
----------------------------------------------------------------------------------
1997 - Class A
Shares             14.37               0.67                0.62               1.29
1997 - Class B
Shares             14.37               0.56                0.63               1.19
1997 - Class C
Shares(e)          14.85               0.12                0.14               0.26
1997 -
 Institutional
Shares(e)          14.84               0.15                0.16               0.31
1997 - Service
Shares(e)          14.84               0.14                0.15               0.29
----------------------------------------------------------------------------------
1996 - Class A
Shares             14.17               0.65                0.20               0.85
1996 - Class B
Shares(e)          14.03               0.27                0.34               0.61
----------------------------------------------------------------------------------
1995 - Class A
Shares             13.08               0.67                1.09               1.76
----------------------------------------------------------------------------------
1994 - Class A
Shares             14.64               0.73               (1.51)             (0.78)
----------------------------------------------------------------------------------
 FOR THE PERIOD ENDED OCTOBER 31,
----------------------------------------------------------------------------------
1993 - Class A
Shares(e)          14.32               0.22                0.32               0.54
----------------------------------------------------------------------------------
                                 DISTRIBUTIONS TO SHAREHOLDERS
                 -------------------------------------------------------------
                                FROM                IN EXCESS OF
                            NET REALIZED            NET REALIZED
                              GAIN ON                 GAIN ON
                    FROM    INVESTMENT,  IN EXCESS  INVESTMENT,      TOTAL
                    NET      OPTION AND    OF NET    OPTION AND  DISTRIBUTIONS
                 INVESTMENT   FUTURES    INVESTMENT   FUTURES         TO
                   INCOME   TRANSACTIONS   INCOME   TRANSACTIONS SHAREHOLDERS
----------------------------------------------------------------------------------
 FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
----------------------------------------------------------------------------------
1998 - Class A
Shares             $(0.32)     $(0.03)      --          --          $(0.35)
1998 - Class B
Shares              (0.27)      (0.03)      --          --           (0.30)
1998 - Class C
Shares              (0.26)      (0.03)      --          --           (0.29)
1998 -
 Institutional
Shares              (0.34)      (0.03)      --          --           (0.37)
1998 - Service
Shares              (0.32)      (0.03)      --          --           (0.35)
----------------------------------------------------------------------------------
 FOR THE YEARS ENDED OCTOBER 31,
----------------------------------------------------------------------------------
1997 - Class A
Shares              (0.67)        --        --          --           (0.67)
1997 - Class B
Shares              (0.56)        --        --          --           (0.56)
1997 - Class C
Shares(e)           (0.12)        --        --          --           (0.12)
1997 -
 Institutional
Shares(e)           (0.15)        --        --          --           (0.15)
1997 - Service
Shares(e)           (0.14)        --        --          --           (0.14)
----------------------------------------------------------------------------------
1996 - Class A
Shares              (0.65)        --        --          --           (0.65)
1996 - Class B
Shares(e)           (0.27)        --        --          --           (0.27)
----------------------------------------------------------------------------------
1995 - Class A
Shares              (0.67)        --        --          --           (0.67)
----------------------------------------------------------------------------------
1994 - Class A
Shares              (0.73)      (0.05)      --          --           (0.78)
----------------------------------------------------------------------------------
 FOR THE PERIOD ENDED OCTOBER 31,
----------------------------------------------------------------------------------
1993 - Class A
Shares(e)           (0.22)        --        --          --           (0.22)
----------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Class A, Class B, Class C, Institutional and Service share activity commenced on July 20, 1993, May 1, 1996, August 15, 1997, August 15, 1997 and August 15, 1997, respectively.

26  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND


      NET                                              RATIO OF NET
   INCREASE                                 RATIO OF    INVESTMENT               NET ASSETS
  (DECREASE)      NET ASSET               NET EXPENSES    INCOME    PORTFOLIO    AT END OF
    IN NET         VALUE,       TOTAL      TO AVERAGE   TO AVERAGE  TURNOVER       PERIOD
  ASSET VALUE   END OF PERIOD RETURN(B)    NET ASSETS   NET ASSETS    RATE       (IN 000S)
-------------------------------------------------------------------------------------------
     $0.10         $15.09        3.02%(d)     0.85%(c)     4.37%(c)   39.42%(d)   $77,862
      0.09          15.09        2.57(d)      1.60(c)      3.58(c)    39.42(d)      3,574
      0.10          15.09        2.63(d)      1.60(c)      3.53(c)    39.42(d)        843
      0.09          15.09        3.08(d)      0.60(c)      4.65(c)    39.42(d)        692
      0.10          15.09        2.97(d)      1.10(c)      4.33(c)    39.42(d)          2
-------------------------------------------------------------------------------------------
      0.62          14.99        9.23         0.85         4.60      153.12        64,553
      0.63          15.00        8.48         1.60         3.74      153.12         1,750
      0.14          14.99        1.75(d)      1.60(c)      3.24(c)   153.12           130
      0.16          15.00        2.10(d)      0.60(c)      4.41(c)   153.12           351
      0.15          14.99        1.93(d)      1.10(c)      4.24(c)   153.12             2
-------------------------------------------------------------------------------------------
      0.20          14.37        6.13         0.85         4.58      344.13        52,267
      0.34          14.37        4.40(d)      1.60(c)      3.55(c)   344.13           255
-------------------------------------------------------------------------------------------
      1.09          14.17       13.79         0.76         4.93      335.55        53,797
-------------------------------------------------------------------------------------------
     (1.56)         13.08       (5.51)        0.45         5.28      357.54        47,373
-------------------------------------------------------------------------------------------
      0.32          14.64        3.73(d)      0.00(c)      5.15(c)    99.99(d)     30,166
-------------------------------------------------------------------------------------------

            RATIOS ASSUMING NO
         VOLUNTARY WAIVER OF FEES
          OR EXPENSE LIMITATIONS
  ----------------------------------------
                      RATIO OF NET
   RATIO OF            INVESTMENT
   EXPENSES              INCOME
  TO AVERAGE           TO AVERAGE
  NET ASSETS           NET ASSETS
  ----------------------------------------
    1.66%(c)             3.56%(c)
    2.16(c)              3.02(c)
    2.16(c)              2.97(c)
    1.16(c)              4.09(c)
    1.66(c)              3.77(c)
  ----------------------------------------
    1.62                 3.83
    2.12                 3.22
    2.12(c)              2.72(c)
    1.12(c)              3.89(c)
    1.62(c)              3.72(c)
  ----------------------------------------
    1.55                 3.88
    2.05(c)              3.10(c)
  ----------------------------------------
    1.49                 4.20
  ----------------------------------------
    1.55                 4.18
  ----------------------------------------
    2.42(c)              2.73(c)
  ----------------------------------------

                                                      GOLDMAN SACHS FUND PROFILE


Goldman Sachs Tax-Free Funds



THE GOLDMAN
SACHS ADVANTAGE

When you invest in Goldman Sachs Tax-Free Funds, you can capitalize on Goldman Sachs' 129-year history of excellence while benefiting from the firm's leadership in three areas:


1
Global Resources
With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.


2
Fundamental Research
Goldman Sachs is recognized
by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.


3
Risk Management
Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.



          In general, tax-free fixed income investments have the potential to offer more attractive after-tax yields than many taxable fixed income investments.

          Goldman Sachs Tax-Free Funds offer investors access to the benefits associated with tax-free investing. The Funds seek high levels of current income exempt from regular federal income tax, primarily through investments in municipal securities.


          Target Your Needs

          The Goldman Sachs Tax-Free Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)


          ----------------------------------------------------------------------
          Goldman Sachs Fixed Income Funds


HIGH YIELD


Higher                                  o High Yield Fund
Risk/Return


TAXABLE
                                        o Global Income Fund
                                        o Core Fixed Income Fund
                                        o Government Income Fund
                                        o Short Duration Government Fund
                                        o Adjustable Rate Government Fund

TAX-FREE
Lower                                   o Municipal Income Fund
Risk/Return                             o Short Duration Tax-Free Fund



          For More Information

          To learn more about Goldman Sachs Tax-Free Funds and other Goldman Sachs Funds, call your investment professional today.


     * The exchange privilege is subject to termination and its terms are subject to change.

================================================================================
GOLDMAN SACHS ASSET MANAGEMENT
ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
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TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel


OFFICERS

Douglas C. Grip, President
James A. Fitzpatrick, Vice President
John W. Mosior, Vice President
Nancy L. Mucker, Vice President
John M. Perlowski, Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent


GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser


Visit our internet address: www.gs.com/funds


This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs High Yield Fund's, Goldman Sachs Global Income Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Fund may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.


(C)Copyright 1998 Goldman, Sachs & Co.   All rights reserved.
Date of first use:  June 30, 1998                          FI/TFSAR / 34K / 6-98